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                                                                   EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 14, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in PolyMedica Corporation's Annual Report on Form 10-K for the year ended March 31, 2001.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 28, 2001